Exhibit 21

PEABODY ENERGY CORPORATION
LIST OF SUBSIDIARIES

Name of Subsidiary	State or Other Jurisdiction of Formation

9 East Shipping Limited	United Kingdom
9 East Shipping (Asia) Pte Ltd.	Singapore
American Land Development, LLC	Delaware
American Land Holdings of Colorado, LLC	Delaware
American Land Holdings of Illinois, LLC	Delaware
American Land Holdings of Indiana, LLC	Delaware
American Land Holdings of Kentucky, LLC	Delaware
American Land Holdings of New Mexico, LLC	Delaware
American Land Holdings of West Virginia, LLC	Delaware
Arid Operations, Inc.	Delaware
Big Ridge, Inc.	Illinois
Big Sky Coal Company	Delaware
Black Hills Mining Company, LLC	Illinois
BTU International BV	Holland
BTU Western Resources, Inc.	Delaware
Burton Coal Pty Ltd.	Queensland
Caballo Grande, LLC	Delaware
Carbones Del Guasare, S.A	Venezuela
Carbones Peabody de Venezuela S.A.	Venezuela
Cardinal Gasification Center, LLC	Illinois
Caseyville Dock Company, LLC	Delaware
Central States Coal Reserves of Illinois, LLC	Delaware
Central States Coal Reserves of Indiana, LLC	Delaware
Century Mineral Resources, Inc.	Illinois
Coal Reserve Holding LLC No. 1	Delaware
Coalsales II, LLC	Delaware
Colorado Yampa Coal Company, LLC	Delaware
Complejo Siderurgico Del Lago Cosila, SA	Venezuela
Conservancy Resources, LLC	United Kingdom
Cottonwood Land Company	Singapore
Cyprus Creek Land Company	Delaware
Cyprus Creek Land Resources LLC	Delaware
Dalrymple Bay Coal Terminal Pty Ltd	Delaware
Desarrollos Venshelf IV, CA	Delaware
Dyson Creek Coal Company, LLC	Delaware
Dyson Creek Mining Company, LLC	Delaware
El Segundo Coal Company, LLC	Delaware
Empire Land Holdings, LLC	Delaware
Excel Equities International Pty Ltd.	Australia

Excelven Pty Ltd.	British Virgin Islands
Falcon Coal Company, LLC	Delaware
Four Star Holdings, LLC	Delaware
Francisco Equipment Company, LLC	Delaware
Francisco Land Holdings Company, LLC	Delaware
Francisco Mining, LLC	Delaware
Gallo Finance Company, LLC	Delaware
Gold Fields Chile, LLC	Delaware
Gold Fields Mining, LLC	Delaware
Gold Fields Ortiz, LLC	Delaware
Gravi Mag LLC	Mongolia
Green Gen Company Limited	China
Guaniamo Mining Corporation	Venezuela
Half-Tide Marine Pty Ltd	Queensland
Hayden Gulch Terminal, LLC	Delaware
Helensburgh Coal Pty Ltd.	Australia
Highwall Mining Service Company	Delaware
Hillside Recreational Lands, LLC	Delaware
HMC Mining LLC	Delaware
Illinois Land Holdings, LLC	Illinois
Independence Material Handling, LLC	Delaware
Integrated Logistics Company Pty Ltd	Australia
Islands of Waterside, LLC	Delaware
James River Coal Terminal, LLC	Delaware
Juniper Coal Company, LLC	Delaware
Kayenta Mobile Home Park, Inc.	Delaware
Kentucky Syngas, LLC	Delaware
Kentucky United Coal LLC	Indiana
Lively Grove Energy, LLC	Delaware
Marigold Electricity, LLC	Delaware
Mega Uranium Ltd	Canada
Metropolitan Collieries Pty Ltd.	Australia
Midco Supply and Equipment Corporation	Illinois
Middlemount Coal Pty Ltd	Australia
Middlemount Mine Management Pty Ltd	Australia
Midwest Coal Acquisition Corp.	Delaware
Midwest Coal Reserves of Illinois, LLC	Delaware
Midwest Coal Reserves of Indiana, LLC	Delaware
Midwest Coal Reserves of Kentucky, LLC	Delaware
Millennium Coal Pty Ltd.	Australia
Moffat County Mining, LLC	Delaware
Monto Coal 2 Pty Ltd	Australia
Mount Thorley Coal Loading Ltd	Australia
MUC Resources LLC	Mongolia
Mustang Energy Company, LLC	Delaware
NCIG Holdings Pty Ltd	Australia

New Mexico Coal Resources, LLC	Delaware
Newcastle Coal Infrastructure Group Pty Ltd	Australia
Newcastle Coal Shippers Pty Ltd	N.S.W.
Newhall Funding Company (MBT)	Massachusetts
NM Equipment Company, LLC	Delaware
North Goonyella Coal Mines Pty Ltd.	Queensland
North Wambo Pty Ltd.	Australia
P&L Receivables Company LLC	Delaware
Pacific Export Resources, LLC	Delaware
Peabody (Bowen) Pty Ltd.	Queensland
Peabody (Burton Coal) Pty Ltd.	Queensland
Peabody (Kogan Creek) Pty Ltd.	Queensland
Peabody (Wilkie Creek) Pty Ltd.	South Australia
Peabody Acquisition Co. No. 2 Pty Ltd.	Australia
Peabody Acquisition Co. No. 5 Pty Ltd	Australia
Peabody Acquisition Cooperative U.A.	Netherlands
Peabody AMBV2 B.V.	Netherlands
Peabody America, LLC	Delaware
Peabody Archveyor, LLC	Delaware
Peabody Arclar Mining, LLC	Indiana
Peabody Asset Holdings, LLC	Delaware
Peabody Australia Holdco Pty Ltd.	Australia
Peabody Australia Intermediate Pty Ltd	Australia
Peabody Australia Mining Pty Ltd.	N.S.W.
Peabody BB Interests Pty Ltd	Australia
Peabody Bear Run Mining, LLC	Delaware
Peabody Bear Run Services, LLC	Delaware
Peabody Bistrotel Pty Ltd	Australia
Peabody Budjero Holdings Pty Ltd	Australia
Peabody Budjero Pty Ltd	Australia
Peabody Caballo Mining, LLC	Delaware
Peabody Capricorn Pty Ltd	Australia
Peabody Cardinal Gasification, LLC	Delaware
Peabody China, LLC	Delaware
Peabody CHPP Pty Ltd	Australia
Peabody Coal Venezuela Ltd.	Bermuda
Peabody Coalsales Australia Pty Ltd.	Australia
Peabody Coalsales, LLC	Delaware
Peabody COALSALES Pacific Pty Ltd	Australia
Peabody Coaltrade Asia Private Ltd.	Singapore
Peabody Coaltrade Australia Pty Ltd.	N.S.W.
Peabody Coaltrade GmbH	Germany
Peabody Coaltrade India Private Ltd	India
Peabody Coaltrade International (CTI), LLC	Delaware
Peabody Coaltrade International Limited	England
Peabody Coaltrade, LLC	Delaware

Peabody Colorado Operations, LLC	Delaware
Peabody Colorado Services, LLC	Delaware
Peabody Coppabella Coal Pty Ltd	Australia
Peabody Coulterville Mining, LLC	Delaware
Peabody Custom Mining Ltd	Australia
Peabody Development Company, LLC	Delaware
Peabody Electricity, LLC	Delaware
Peabody Employment Services, LLC	Delaware
Peabody Energy (Botswana) (Proprietary) Limited	Botswana
Peabody Energy (Gibraltar) Limited	Gibraltar
Peabody Energy Australia Coal Pty Ltd.	N.S.W.
Peabody Energy Australia PCI (C&M Equipment) Pty Ltd	Australia
Peabody Energy Australia PCI (C&M Management) Pty Ltd	Australia
Peabody Energy Australia PCI Berrigurra Pty Ltd	Australia
Peabody Energy Australia PCI Equipment Pty Ltd	Australia
Peabody Energy Australia PCI Exploration Pty Ltd	Australia
Peabody Energy Australia PCI Financing Pty Ltd	Australia
Peabody Energy Australia PCI Management Pty Ltd	Australia
Peabody Energy Australia PCI Mine Management Pty Ltd	Australia
Peabody Energy Australia PCI Pty Ltd	Australia
Peabody Energy Australia PCI Rush Pty Ltd	Australia
Peabody Energy Australia Pty Ltd	N.S.W.
Peabody Energy Corporation	Delaware
Peabody Energy Finance Pty Ltd.	Australia
Peabody Energy Generation Holding Company	Delaware
Peabody Energy Investments, Inc.	Delaware
Peabody Energy Solutions, Inc.	Delaware
Peabody Gateway North Mining, LLC	Delaware
Peabody Gateway Services, LLC	Delaware
Peabody Global Funding, LLC	Delaware
Peabody Global Services Pte Ltd.	Singapore
Peabody Gobi LLC	Mongolia
Peabody Holding Company, LLC	Delaware
Peabody Holdings (Gibraltar) Limited	Gibraltar
Peabody Holland BV	Netherlands
Peabody IC Funding Corp.	Delaware
Peabody IC Holdings, LLC	Delaware
Peabody Illinois Services, LLC	Delaware
Peabody Indiana Services, LLC	Delaware
Peabody International (Gibraltar) Limited	Gibraltar
Peabody International Holdings, LLC	Delaware
Peabody International Investments, Inc.	Delaware
Peabody International Services, Inc.	Delaware
Peabody Investment & Development Business Services Beijing Co., Ltd.	China
Peabody Investments (Gibraltar) Limited	Gibraltar
Peabody Investments Corp.	Delaware

Peabody Investments Pte Ltd	Singapore
Peabody Magnolia Grove Holdings, LLC	Delaware
Peabody MCC (Gibraltar) Limited	Gibraltar
Peabody MCC Holdco Pty Ltd.	Australia
Peabody Midwest Management Services, LLC	Delaware
Peabody Midwest Mining, LLC	Delaware
Peabody Midwest Operations, LLC	Delaware
Peabody Midwest Services, LLC	Delaware
Peabody Mining (Gibraltar) Limited	Gibraltar
Peabody Mongolia, LLC	Delaware
Peabody Monto Coal Pty Ltd	Australia
Peabody Moorvale Pty Ltd.	Australia
Peabody Moorvale West Pty Ltd	Australia
Peabody Mozambique, Limitada	Mozambique
Peabody Natural Gas, LLC	Delaware
Peabody Natural Resources Company	Delaware
Peabody Netherlands Holding B.V.	Netherlands
Peabody New Mexico Services, LLC	Delaware
Peabody Olive Downs Pty Ltd	Australia
Peabody Operations Holding, LLC	Delaware
Peabody Pastoral Holdings Pty Ltd.	Australia
Peabody Powder River Mining, LLC	Delaware
Peabody Powder River Operations, LLC	Delaware
Peabody Powder River Services, LLC	Delaware
Peabody PowerTree Investments LLC	Delaware
Peabody Recreational Lands LLC	Delaware
Peabody Rocky Mountain Management Services, LLC	Delaware
Peabody Rocky Mountain Services, LLC	Delaware
Peabody Sage Creek Mining, LLC	Delaware
Peabody School Creek Mining, LLC	Delaware
Peabody Securities Finance Corporation	Delaware
Peabody Services Holding, LLC	Delaware
Peabody Southwest, LLC	Delaware
Peabody Southwestern Coal Company, LLC	Delaware
Peabody Terminal Holding Company, LLC	Delaware
Peabody Terminals, LLC	Delaware
Peabody Trout Creek Reservoir LLC	Delaware
Peabody Twentymile Mining, LLC	Delaware
Peabody Venezuela Coal Corporation	Delaware
Peabody Venture Fund, LLC	Delaware
Peabody West Burton Pty Ltd	Australia
Peabody West Rolleston Pty Ltd	Australia
Peabody West Walker Pty Ltd	Australia
Peabody Western Coal Company	Delaware
Peabody Wild Boar Mining, LLC	Delaware
Peabody Wild Boar Services, LLC	Delaware

Peabody Williams Fork Mining, LLC	Delaware
Peabody Wyoming Gas, LLC	Delaware
Peabody Wyoming Services, LLC	Delaware
Peabody-Waterside Development LLC	Delaware
PEAMCoal Holdings Pty Ltd.	Australia
PEAMCoal Pty Ltd.	Australia
PEC Equipment Company, LLC	Delaware
PG Investments Six LLC	Delaware
Point Pleasant Dock Company LLC	Delaware
Pond River Land Company	Delaware
Porcupine Production LLC	Delaware
Porcupine Transportation LLC	Delaware
Port Kembia Coal Terminal Ltd	N.S.W
PT Peabody Consulting Indonesia	Indonesia
PT Peabody Mining Services	Indonesia
Red Mountain Infrastructure Pty Ltd.	Australia
Red Mountain JV (re CHPP)	Australia
Ribfield Pty Ltd	Australia
Riverview Terminal Company	Delaware
Sage Creek Holdings, LLC	Delaware
Sage Creek Land & Reserves, LLC	Delaware
School Creek Coal Resources, LLC	Delaware
Seneca Coal Company, LLC	Delaware
Seneca Property, LLC	Delaware
Shoshone Coal Corporation	Delaware
Southwest Coal Holdings, LLC	Delaware
Star Lake Energy Company LLC	Delaware
Sterling Centennial Missouri Insurance Corporation	Missouri
Sugar Camp Properties, LLC	Delaware
Thoroughbred Generating Company LLC	Delaware
Thoroughbred Mining Company LLC	Delaware
Transportes Coal Sea de Venezuela, CA	Venezuela
Twentymile Coal LLC	Delaware
Twentymile Equipment Company, LLC	Delaware
Twentymile Holdings, LLC	Delaware
United Minerals Company LLC	Indiana
Wambo Coal Pty Ltd.	Australia
Wambo Coal Terminal Pty Ltd.	Australia
Wambo Open Cut Pty Ltd.	Australia
West Roundup Resources, LLC	Delaware
WICET Holdings Pty Ltd	Australia
Wild Boar Equipment Company, LLC	Delaware
Wild Boar Land Holdings Company, LLC	Delaware
Wilpinjong Coal Pty Ltd.	Australia